UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2017

Team Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Brookview Centre Way, Suite 400 Knoxville, Tennessee		37919
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Team Health Holdings, Inc. (“TeamHealth”) was convened at 2:00 p.m., Eastern Time on January 11, 2017 to consider and vote upon (i) a proposal to adopt the Agreement and Plan of Merger, dated as of October 30, 2016 (as amended or modified from time to time, the “Merger Agreement”), among TeamHealth, Tennessee Parent, Inc. and Tennessee Merger Sub, Inc. (the “Merger Proposal”) pursuant to which Merger Sub will merge with and into TeamHealth (the “Merger”) with TeamHealth remaining as the surviving entity upon completion of the transaction, (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by TeamHealth to its named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”) and (iii) a proposal to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal (the “Adjournment Proposal”).

The final voting results as to each proposal (each of which proposals is described in greater detail in the definitive proxy statement filed by TeamHealth with the Securities Exchange Commission on December 12, 2016) are set forth below.

Proposal One – The Merger Proposal. The Merger Agreement was adopted. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
54,566,613	6,165,051	3,173,261	0

Proposal Two – The Compensation Proposal. The Compensation Proposal was not approved. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
28,697,447	31,793,853	3,413,625	0

Proposal Three – The Adjournment Proposal. In connection with the Special Meeting, TeamHealth solicited proxies with respect to the Adjournment Proposal. Because there were sufficient votes from TeamHealth stockholders to approve the Merger Proposal, adjournment of the Special Meeting was unnecessary and the Adjournment Proposal was not called.

Item 8.01	Other Events.

On January 11, 2017, TeamHealth issued a press release entitled “TeamHealth Stockholders Approve Acquisition By Funds Affiliated with Blackstone.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM HEALTH HOLDINGS, INC.

Dated: January 11, 2017	By:	/s/ David P. Jones
Name: David P. Jones Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 11, 2017

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